Financial instruments and fair value disclosures - Interest rate risk (Details) - Interest rate risk - Floating rate $ in Millions	12 Months Ended
Dec. 31, 2017 USD ($)
Financial instruments and fair value disclosures
Percentage of reasonably possible increase in risk assumption	0.50%
Effect on net earnings	$ (4.3)
Percentage of reasonably possible decrease in risk assumption	0.50%
Effect on net earnings	$ 4.3